Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Teong Lim and Philip Yee, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form SB-2 File No. 333-130900 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the common stock, par value $.001 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: March 25, 2007                    By: /s/ James Frey
                                            ------------------------------------
                                            James Frey, Chairman

                                        By:
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                                            Francis Chang, Director


Date: March 23, 2007                    By: /s/ Teong Lim
                                            ------------------------------------
                                            Teong Lim, Director


Date: March 26, 2007                    By: /s/ Mike Krishnan
                                            ------------------------------------
                                            Mike Krishnan, Director


Date: March 26, 2007                    By: /s/ James Wilburn
                                            ------------------------------------
                                            James Wilburn, Director

Date: March 26, 2007                    By: /s/ Michel Amsalem
                                            ------------------------------------
                                            Michel Amsalem, Director


Date: March 23, 2007                    By: /s/ Lewis Larson
                                            ------------------------------------
                                            Lewis Larson, Director